UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 11, 2016

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33494	20-2699372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300

Northbrook, Illinois 60062

(Address of principal executive offices)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  Compensatory Arrangements.

On March 10, 2016, the Board of Directors of KapStone Paper and Packaging Corporation (the “Company”) approved the KapStone Paper and Packaging 2016 Incentive Plan (the “2016 Incentive Plan”), subject to approval of the stockholders at the annual meeting of stockholders held on May 11, 2016 (the “Annual Meeting”). As noted below, the stockholders of the Company approved the 2016 Incentive Plan at the Annual Meeting. The 2016 Incentive Plan was filed as Annex A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 28, 2016 (the “Definitive Proxy Statement”). A detailed description of the terms of the 2016 Incentive Plan, which description is incorporated herein by reference, is set forth in the Definitive Proxy Statement.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The following proposals were voted upon and approved at the Annual Meeting.

(a)                                 Proposal to Elect Four Directors Nominated by the Board of Directors.

The holders of the common stock of the Company elected each of the following directors to serve a term of three years, ending the earlier of (i) the Company’s 2019 annual meeting of stockholders and the date a qualified successor has been elected, or (ii) death, resignation or retirement. The directors were elected by the following count:

Directors	For	Withheld	Broker Non-Votes
Robert J. Bahash	83,870,472	575,046	5,535,116
David G. Gabriel	76,151,417	8,294,101	5,535,116
Brian R. Gamache	83,300,602	1,144,916	5,535,116
David P. Storch	75,491,996	8,953,522	5,535,116

(b)                                 Proposal to Ratify the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2016.

The holders of the Company’s common stock ratified the appointment of Ernst & Young as the Company’s independent registered public accounting firm for 2016 by the following count:

For	Against	Abstain	Broker Non-Votes
89,435,712	534,033	10,889	0

(c)                                  Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

The holders of the Company’s common stock supported the non-binding resolution to approve the compensation of the Company’s named executive officers by the following count:

For	Against	Abstain	Broker Non-Votes
79,623,317	4,807,388	14,813	5,535,116

(d)                                 Proposal to Approve the Company’s 2016 Incentive Plan.

The holders of the Company’s common stock approved the 2016 Incentive Plan by the following count:

For	Against	Abstain	Broker Non-Votes
68,863,735	15,536,645	45,138	5,535,116

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	KapStone Paper and Packaging 2016 Incentive Plan (Incorporated by reference to Annex A of the Registrant’s Definitive Proxy Statement filed on March 28, 2016).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 12, 2016

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/ Kathryn D. Ingraham
Name:	Kathryn D. Ingraham
Title:	Vice President, Secretary and General Counsel